CHRYSLER FINANCIAL COMPANY L.L.C.

           Form of Warrant Agreement [for warrants sold alone]*<F1>

         THIS WARRANT AGREEMENT dated as of between Chrysler Financial Company L.L.C., a Michigan limited liability company (hereinafter called the "Company," which term includes any successor company under the Indenture hereinafter referred to) and as Warrant Agent (herein called the "Warrant Agent").

         WHEREAS, the Company has entered into an indenture (the "Indenture") dated as of [FOR SENIOR DEBT: ____ ], as supplemented by a First Supplemental Indenture dated as of ________ , a Second Supplemental Indenture dated as of _______ and a Third Supplemental Indenture dated as of ________ , each between Chrysler Financial Corporation ("CFC") and Manufacturers Hanover Trust Company, which has been succeeded by United States Trust Company of New York as successor trustee (the "Trustee", which term includes any successor Trustee under such Indenture), and a Fourth Supplemental Indenture dated as of _______ between the Company (as successor to CFC) and the Trustee [FOR SUBORDINATED DEBT: ____ between the Company and IBJ Schroder Bank & Trust Company] [FOR JUNIOR SUBORDINATED DEBT: ____ between the Company and Irving Trust Company], as Trustee, as supplemented by a First Supplemental Indenture dated as of ________ , providing for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Debt Securities"), to be issued in one or more series as provided in the Indenture; and

         WHEREAS, the Company proposes to sell warrant certificates evidencing one or mom warrants (the "Warrants" or individually a "Warrant") representing the right to purchase [title of "Debt Securities purchasable through exercise of Warrants] (the "Warrant Securities") such warrant certificates and other warrant certificates issued pursuant to this Agreement being herein called the "Warrant Certificates"; and

         WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company in connection with the issuance exchange, exercise and replacement of the Warrant Certificates, and in this Agreement wishes to set forth, among other things, the form and provisions of the Warrant
Certificates and the terms and conditions on which they may be issued, exchanged, exercised and replaced:

         Now THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                 ARTICLE I.

   ISSUANCE OF WARRANTS AND EXECUTION AND DELIVERY OF WARRANT CERTIFICATES.

         SECTION 1.01. Issuance of Warrants. Each Warrant Certificate shall evidence one or more Warrants. Each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein to purchase a Warrant Security in the principal amount of .

         SECTION 1.02. Execution and Delivery of Warrant Certificates. Each Warrant Certificate, whenever issued, shall be in [either] registered form [("Registered Warrants") or bearer form ("Bearer Warrants")] substantially in [either of] the form[s respectively] set forth in Exhibit A (and Exhibit B hereto, shall be dated and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon, as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as any be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The

<F1>
--------

* Complete or modify the provisions of this Form as appropriate to reflect the terms of the Warrants and Warrant Securities. Monetary amounts may be in U.S. dollars in a foreign currency or in a composite currency, including but not limited to European Currency Units.

Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Executive Vice Presidents or Vice Presidents and by its Treasurer or one of its Assistant Treasurers or its Secretary or one of its Assistant Secretaries under its corporate seal reproduced thereon. Such Signatures may be manual or facsimile signatures of such authorized officers and may be imprinted or otherwise reproduced on the Warrant Certificates. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

         No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the manual signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that the Warrant Certificate so countersigned has been duly issued hereunder.

         In case any officer of the Company who shall have signed any of the Warrant Certificates either manually or by facsimile signature shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned and delivered by the Warrant Agent, such Warrant Certificates may be countersigned and delivered notwithstanding that the person who signed such Warrant Certificates ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution of this Agreement any such person was not such officer.

         [Bearer Warrant Certificates shall be delivered only outside the United States and only upon delivery to the Warrant Agent from the person entitled to physical delivery of such Warrant Certificates of in executed certification substantially in the form of Exhibit D hereto.]

         The term "holder" or "holder of a Warrant Certificate" as used herein shall mean [with respect to Registered Warrants,] any person in whose name at the time any Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose. [With respect to Bearer Warrants, the term "holder" or "holder of a Warrant Certificate" as used herein shall mean the bearer of such Warrant Certificate. ]

         SECTION 1.03. Issuance of Warrant Certificates. Warrant Certificates evidencing the right to purchase an aggregate principal amount not exceeding ________ aggregate principal amount of Warrant Securities (except as provided in Sections 2.03(c), 3.02 and 4.01) may be executed by the Company and delivered to the Warrant Agent upon the execution of this Warrant Agreement or from time to time thereafter. The Warrant Agent shall, upon receipt of Warrant Certificates duly executed on behalf of the Company, countersign Warrant Certificates evidencing Warrants representing the right to purchase up to __________ aggregate principal amount of Warrant Securities and shall deliver such Warrant Certificates to or upon the order of the Company. Subsequent to such original issuance of the Warrant Certificates, the Warrant Agent shall countersign a Warrant Certificate only if the Warrant Certificate is issued in exchange or substitution for one or more previously countersigned Warrant Certificates or [, with respect to Registered Warrants:] in connection with their transfer, as hereinafter provided or as provided in Section 2.03(c).

                                 ARTICLE II.

              WARRANT PRICE, DURATION AND EXERCISE OF WARRANTS.

         SECTION 2.01. Warrant Price. On ___________ , 19__ the exercise price of each Warrant will be __________ . During the period from _________ , 19__ through and including _______ , 19__ , the exercise price of each Warrant will be plus [accrued amortization of the original issue discount] [accrued interest] from __________ 19__ . On ________, 19__ the exercise price of each Warrant will be . During the period from through and including _________, 19__ , the exercise price of each Warrant will be plus [accrued amortization of the original issue discount] [accrued interest] from _________, 19__ . [In each case, the original issue discount will be amortized at a __% annual rate, computed on an annual basis using the "interest" method and using a 360-day year consisting of twelve 30-day months.] Such purchase price of Warrant Securities is referred to in this Agreement as the "Warrant Price". [The original issue discount for each _______ principal amount of Warrant Securities is ________.]

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
         SECTION 2.02. Duration of Warrants. Each Warrant may be exercised in whole at any time, as specified herein, on or after [the date thereof] [ _______, 19__ ] and at or before 5 P.M., New York City time, on _________, 19__ or such later date as the Company may, by notice to the Warrant Agent and the holders of Warrant Certificates mailed to their addresses as set forth in the record books of the Warrant Agent, designate (the "Expiration Date"). Each Warrant not exercised at or before 5 P.M., New York City time, on the Expiration Date shall become void, and all rights of the holder of the Warrant Certificate evidencing such Warrant under this Agreement shall cease.

         SECTION 2.03. Exercise of Warrants. (a) During the period specified in Section 2.02 any whole number of Warrants may be exercised by providing certain information as set forth on the reverse side of the Warrant Certificate and by paying in full, in [lawful money of the United States of America] [applicable currency] [in cash or by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] in immediately available funds, the Warrant Price for each Warrant exercised, to the Warrant Agent at its corporate trust office [or at _______ ], provided that such exercise is subject to receipt within five business days of such [payment] [wire transfer] by the Warrant Agent of the Warrant Certificate with the form of election to purchase Warrant Securities set forth on the reverse side of the Warrant Certificate properly completed and duly executed. The date on which Payment in full of the Warrant Price is received by the Warrant Agent shall, subject to receipt of the Warrant Certificate as aforesaid, be deemed to be the date on which the Warrant is exercised. The Warrant Agent shall deposit all funds received by it in payment of the Warrant Price in an account of the Company maintained with it [if non-dollar denominated funds--or in such other account designated by the Company] and shall advise the Company by telephone at the end of each day on which a [payment] [wire transfer] for the exercise of Warrants is received of the amount so deposited to its account. The Warrant Agent shall promptly confirm such telephone advice to the Company in writing.

         (b) The Warrant Agent shall, from time to time, as promptly as practicable, advise the Company and the Trustee under the Indenture of (i) the number of Warrants exercised, (ii) the instructions of each holder of the Warrant Certificates evidencing such Warrants with respect to delivery of the Warrant Securities to which such holder is entitled upon such exercise, (iii) delivery of Warrant Certificates evidencing the balance, if any, of the Warrants remaining after such exercise, and (iv) such other information as the Company or the Trustee shall reasonably require.

         (c) As soon as practicable after the exercise of any Warrant, the Company shall issue, pursuant to the Indenture, in authorized denominations to or upon the order of the holder of the Warrant Certificate evidencing each Warrant, the Warrant Securities to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder [, or in bearer form, as may be directed by such holder; provided, however, the holder of a Registered Warrant may not direct the Company to issue any Warrant Security in bearer form; and provided, further that the Company shall deliver Warrant Securities in bearer form only outside the United States and only upon delivery from the person entitled to physical delivery of such Warrant Securities of an executed certificate substantially in the form of Exhibit C hereto]. If fewer than all of the Warrants evidenced by such Warrant Certificate are exercised, the Company shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, a new Warrant Certificate evidencing the number of such Warrants remaining unexercised [;provided, however, that the holder of a Registered Warrant may not direct the Company to execute a Bearer Warrant].

         (d) The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issue of the Warrant Securities, and in the event that any such transfer is involved, the Company shall not be required to issue or deliver any Warrant Security until such tax or other charge shall have been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

                                ARTICLE III.

   OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF WARRANT CERTIFICATES.

         SECTION 3.01. No Rights as Warrant Securityholder Conferred by Warrants or Warrant Certificates. No Warrant Certificate or Warrant evidenced thereby shall entitle the holder thereof to any of the rights of a holder of Warrant Securities, including, without limitation, the right to receive the payment of principal of, premium, if any, or interest on Warrant Securities or to enforce any of the covenants in the Indenture.

         SECTION 3.02. Lost, Stolen, Mutilated or Destroyed Warrant Certificates. Upon receipt by the Warrant Agent of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity reasonably satisfactory to it and, in the case of mutilation, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, in exchange for or in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of the same tenor and evidencing a like number of Warrants. Upon the issuance of any new Warrant Certificate under this Section, the Company may require the payment of a sum sufficient 10 cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall represent an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, lost, stolen or destroyed Warrant Certificates.

         SECTION 3.03. Holder of Warrant Certificate May Enforce Rights. Notwithstanding any of the provisions of this Agreement, any holder of a Warrant Certificate, without the consent of the Warrant Agent, the Trustee, the holder of any Warrant Securities or the holder of any other Warrant Certificate, may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, his right to exercise the Warrants evidenced by his Warrant Certificate in the manner provided in his Warrant Certificate and in this Agreement.

         SECTION 3.04. Merger, Consolidation, Conveyance, Transfer or Lease. If at any time there shall be a merger, consolidation, conveyance, transfer or lease of assets permitted under the [Indenture relating to the Warrant Securities] then in any such event the successor or assuming company referred to therein shall succeed to and be substituted for the Company, with the same effect, subject to the Indenture, as if it had been named herein and in the Warrants as the Company; the Company shall thereupon, except in the case of a lease, be relieved of any further obligation hereunder or under the Warrants, and the Company as the predecessor company, except in the case of a lease, may thereupon or at any time thereafter be dissolved, wound up or liquidated. Such successor or assuming company thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Warrants issuable hereunder which theretofore shall not have been signed by the Company, and may execute and deliver Warrant Securities in its own name pursuant to the Indenture, in fulfillment of its obligations to deliver Warrant Securities upon exercise of the Warrants. All the Warrants so issued shall in all respects have the same legal rank and benefit under this Agreement as the Warrants theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Warrants had been issued at the date of the execution hereof. In any case of any such consolidation, merger, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Warrants thereafter to be issued as may be appropriate.

          The Warrant Agent may receive a written opinion of legal counsel as conclusive evidence that any such consolidation, merger, conveyance, transfer or lease complies with the provisions of this Section
3.04 and the Indenture.

                                 ARTICLE IV.

                EXCHANGE AND TRANSFER OF WARRANT CERTIFICATES.

          SECTION 4.01. Exchange and Transfer of Warrant Certificates. Upon surrender at the corporate trust office of the Warrant Agent [or _______ ], Warrant Certificates evidencing Warrants may be exchanged for Warrant Certificates in [the same or] other denominations evidencing such Warrants or transfer thereof may be registered in whole or in part [if the Warrant Certificates so surrendered are in registered form], provided, however, that such other Warrant Certificates evidence the same aggregate number of Warrants as the Warrant Certificates so surrendered; and provided further that such other Warrant Certificates shall be issued in registered [or bearer] form [as may be directed by the holder of the surrendered Warrant Certificate; provided, however, that the holder of a Registered Warrant may not exchange such Warrant Certificate for a Bearer Warrant; and, provided further, that the Warrant Agent shall deliver Bearer Warrant only outside the United States, and only upon delivery from the person entitled to physical delivery of such Warrant Certificates of an executed certificate substantially in the form of Exhibit D hereto]. The Warrant Agent shall keep, at its corporate trust office [and at books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificate [in registered form] and exchanges and transfers of outstanding Warrant Certificates [in registered form] upon surrender of such] Warrant Certificates to the Warrant Agent at its corporate trust office [or ] for exchange or registration of transfer, properly endorsed or accompanied by appropriate instruments of registration of transfer and written instructions for transfer, all in form satisfactory to the Company and the Warrant Agent. No service charge shall be made for any exchange or registration of transfer of Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any such exchange or registration of transfer. Whenever any Warrant Certificates are so surrendered for exchange or registration of transfer, an authorized officer of the Warrant Agent shall manually countersign and deliver to the person or persons entitled thereto a Warrant Certificate or Warrant Certificates duly authorized and executed by the Company, as so requested. The Warrant Agent shall not be required to effect any exchange or registration of transfer which will result in the issuance of a Warrant Certificate evidencing a fraction of a Warrant or a number of full Warrants and a fraction of a Warrant. All Warrant Certificates issued upon any exchange or registration of transfer of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such exchange or registration of transfer. [Each Bearer Warrant shall be transferable by delivery and shall be deemed negotiable.]

         SECTION 4.02. Treatment of Holders of Warrant Certificates. The Company and the Warrant Agent may treat the holder of a Warrant Certificate as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.

         SECTION 4.03. Cancellation of Warrant Certificates. Any Warrant Certificate surrendered for exchange or registration of transfer, or exercise of the Warrants evidenced thereby shall, if surrendered to the Company be delivered to the Warrant Agent and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued and, except as expressly permitted by this Agreement, no Warrant Certificate shall be issued hereunder in exchange or in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of cancelled Warrant Certificates in a manner satisfactory to the Company.

                                 ARTICLE V.

                        CONCERNING THE WARRANT AGENT.

         SECTION 5.01. Warrant Agent. The Company hereby appoints __________ as Warrant Agent of the Company in respect of the Warrants and the Warrant Certificates upon the terms and subject to the conditions herein set forth; and __________ hereby accepts such appointment. The Warrant Agent shall have the powers and authority granted to and conferred upon it in the Warrant Certificates and hereby and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

         SECTION 5.02. Condition of Warrant Agent's Obligations. The Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Company agrees and to all of which the rights hereunder of the holders from time to time of the Warrant Certificates shall be subject:

                  (a) Compensation and Indemnification. The Company agrees promptly to pay the Warrant Agent the compensation to be agreed upon with the Company for all services rendered by the Warrant

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         Agent and to reimburse the Warrant Agent for reasonable
         out-of-pocket expenses (including counsel fees) incurred by the Warrant Agent in connection with the services rendered hereunder by the Warrant Agent. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against any loss, liability or expense incurred without negligence or bad faith on the part of the Warrant Agent arising out of or in connection with its acting as Warrant Agent hereunder, as well as the costs and expenses of defending against any claim of such liability.

                  (b) Agent for the Company. In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants.

                  (c) Counsel. The Warrant Agent may consult with counsel satisfactory to it, and the advice Of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

                  (d) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                  (e) Certain Transactions. The Warrant Agent, and its officers, directors and employees, my become the owner of, or acquire any interest in, Warrants, with the same rights that it or they would have if it were not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of holders of Warrant Securities or other obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Warrant Agreement shall be deemed to prevent the Warrant Agent from acting as Trustee under the Indenture.

                  (f) No Liability for Interest. The Warrant Agent shall have no liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

                  (g) No Liability for Invalidity. The Warrant Agent shall have no liability with respect to any invalidity of this Agreement or any of the Warrant Certificates.

                  (h) No Responsibility for Representations. The Warrant Agent shall not be responsible for any of the recitals or representations herein or in the Warrant Certificates (except as to the Warrant Agent's countersignature thereon), all of which are made solely by the Company.

                  (i) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the Warrant Certificates. The Warrant Agent shall have no duty or responsibility in caw of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty, or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 6.02 hereof, to make any demand upon the Company.


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
         SECTION 5.03. Resignation and Appointment of Successor. (a) The Company agrees, for the benefit of the holders from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder until all the Warrants have been exercised or are no longer exercisable.

                  (b) The Warrant Agent may at any time resign as such agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective: provided that such date shall not be less than three months after the date on which such notice is given unless the Company otherwise agrees. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective. Such resignation or removal shall take effect upon the appointment by the Company, as hereinafter provided, of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent. The obligation of the Company under Section 5.02(a) shall continue to the extent set forth therein notwithstanding the resignation or removal of the Warrant Agent.

                  (c) In case at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or under any other applicable Federal or State bankruptcy insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Warrant Agent in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or of its property or affairs, or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, a successor Warrant Agent qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder.

                  (d) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

                  (e) Any company into which the Warrant Agent hereunder may be merged or converted or any company with which the Warrant Agent may be consolidated, or any company resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any company to which the Warrant Agent shall sell or otherwise transfer all or substantially all the assets and business of the Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                 ARTICLE VI.

                                MISCELLANEOUS.

         SECTION 6.01. Amendment. This Agreement may be amended by the parties hereto, without the consent of the holder of any Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein, or making any other provisions with respect to matters or


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
questions arising under this Agreement as the Company and the Warrant Agent may deem necessary or desirable; provided that such action shall not affect adversely the interests of the holders of the Warrant Certificates.

         SECTION 6.02. Notices and Demands to the Company and Warrant Agent. If the Warrant Agent shall receive any notice or demand addressed to the Company by the holder of a Warrant Certificate pursuant to the provisions of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

         SECTION 6.03. Addresses. Any communication from the Company to the Warrant Agent with respect to this Agreement shall be addressed to __________ , Attention: __________ , and any communication from the Warrant Agent to the Company with respect to this Agreement shall be addressed to Chrysler Financial Company L.L.C., 27777 Franklin Road, Southfield, Michigan 48034-8286, attention of ______________ (or such other address as shall be specified in writing by the Warrant Agent or by the Company).

         SECTION 6.04. Applicable Law. The validity, interpretation and performance of this Agreement and each Warrant Certificate issued hereunder and of the respective terms and provisions thereof shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 6.05. Delivery of Prospectus. The Company will furnish to the Warrant Agent sufficient copies of a prospectus relating to the Warrant Securities deliverable upon exercise of Warrants (the "Prospectus"), and the Warrant Agent agrees that upon the exercise of any Warrant, the Warrant Agent will deliver to the bolder of the Warrant Certificate evidencing such Warrant, prior to or concurrently with the delivery of the Warrant Securities issued upon such exercise, a Prospectus. The Warrant Agent shall not by reason of any such delivery, assume any responsibility for the accuracy or adequacy of such Prospectus.

         SECTION 6.06. Obtaining of Governmental Approvals. The Company will from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and State laws (including without limitation a registration statement in respect of the Warrants and Warrant Securities under the Securities Act of
1933), which may be or become requisite in connection with the issuance, sale, transfer, and delivery of the Warrant Certificates, the exercise of the Warrants, the issuance, sale, transfer and delivery of the Warrant Securities issued upon exercise of the Warrants or upon the expiration of the period during which the Warrants are exercisable.

         SECTION 6.07. Persons Having Rights Under Warrant Agreement. Nothing in this Agreement shall give to any person other than the Company, the Warrant Agent and the holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement.

         SECTION 6.08. Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         SECTION 6.09. Counterparts. This Agreement maybe executed in any number of counterparts, each of which as so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 6.10. Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times at the principal corporate trust office of the Warrant Agent for inspection by the holder of any Warrant Certificate. The Warrant Agent may require such holder to submit his Warrant Certificate for inspection by it.

         SECTION 6.11. Notices to Holders of Warrants. Any notice to holders of Warrants which by any provisions of this Warrant Agreement is required or permitted to be given shall be given [, with respect to Registered Warrants,] by first class mail prepaid at such holder's address as appears on the books of the Warrant Agent [or, with respect to Bearer Warrants, by publication at least once in a daily morning newspaper in New York City and in London].

IN WITNESS WHEREOF, Chrysler Financial Company L.L.C. and have caused this Agreement to be signed by their respective duly authorized officers, and their respective corporate seals to be affixed hereunto, and the same to be attested by their respective Secretaries or one of their respective Assistant Secretaries, all as of the day and year first above written.

                                    CHRYSLER FINANCIAL COMPANY L.L.C.


                                    By: ____________________________________
                                    Title:
Attest:


___________________________
Title:


                                    [Warrant Agent]


                                    By: ____________________________________
                                    Title:
Attest:


___________________________
Title:

                                                                    Exhibit A

             FORM OF WARRANT CERTIFICATE [2: IN REGISTERED FORM]
                        [Face of Warrant Certificate]

               EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT
                           AGENT AS PROVIDED HEREIN

                              CHRYSLER FINANCIAL
                             WARRANTS TO PURCHASE
                        [Title of Warrant Securities]

          VOID AFTER 5 P.M., NEW YORK CITY TIME, ON ___________, 19

No. _____                                                     ______ Warrants

         This certifies that or ____________ registered assigns (the "Registered Holder") is the registered owner of the above indicated number of Warrants, each Warrant entitling such owner to purchase, at any time [after 5 P.M., New York City time, on , 19 and] on or before 5 P.M., New York City time, on __________ 19__ , _________ principal amount of [Title of Warrant Securities] (the "Warrant Securities"), of Chrysler Financial Company L.L.C. (the "Company"), issued and to be issued under the Indenture (as hereinafter defined), on the following basis: [on __________ , 19__ the exercise price of each Warrant will be _________ ; during the period from ________ , 19__ , through and including ___________, 19__ , the exercise price of each Warrant will be plus [accrued amortization of the original issue discount] [accrued interest] from _________, 19__ ; on _________, 19__ the exercise price of each Warrant will be _____________ plus [accrued amortization of the original issue discount] [accrued interest] from _________, 19__ ; [in each case, the original issue discount will be amortized at a ___% annual rate, computed on an annual basis using the "interest" method and using a 360-day year consisting of twelve 30-day months] (the "Warrant Price") [The original issue discount for each _______- principal amount of Warrant Securities is _________.] The Registered Holder may exercise the Warrants evidenced hereby by providing certain information set forth on the beck hereof and by paying in full, (in lawful money of the United States of America] [applicable currency or units] [in cash or by certified check or official bank check or by bank wife transfer, in each case,] [by bank wire transfer] in immediately available funds, the Warrant Price for each Warrant exercised to the Warrant Agent (as hereinafter defined) and by surrendering this Warrant Certificate, with the purchase form on the back hereof duty executed, at the corporate trust office of [name of Warrant Agent], or its successor as warrant agent (the "Warrant Agent"), [or __________] currently at the address specified on the reverse hereof, and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement (as hereinafter defined).

         Any whole number of Warrants evidenced by this Warrant Certificate my be exercised to purchase Warrant Securities in registered form in denominations of ___________ and any integral multiples thereof. Upon any exercise of fewer than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Registered Holder hereof a new Warrant Certificate in registered form evidencing the number of Warrants remaining unexercised.

         This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of __________, 19__ (the "Warrant Agreement") between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Registered Holder consents by acceptance hereof. Copies of the Warrant Agreement am on file at the above-mentioned office of the Warrant Agent [and at _____________].

         The Warrant Securities to be issued and delivered upon the exercise of the Warrants evidenced by this Warrant Certificate will be issued under and in accordance with an indenture, dated as of [FOR SENIOR DEBT: ______], as supplemented by a First Supplemental Indenture dated as of __________, a Second Supplemental Indenture dated as of and a Third Supplemental Indenture dated as of ____________, each between Chrysler

Financial Corporation ("CFC") and Manufacturers Hanover Trust Company, which has been succeeded by United States Trust Company of New York as successor trustee (the "Trustee", which term includes any successor Trustee under such Indenture"), and a Fourth Supplemental Indenture, dated as of __________, between the Company (as successor to CFC) and the Trustee [FOR SUBORDINATED
DEBT: ____________ between the Company and IBJ Schroder Bank & Trust Company] [FOR JUNIOR SUBORDINATED DEBT: ___________ between the Company and Irving Trust Company], as Trustee, as supplemented by a First Supplemental Indenture dated as of ____________ (the "Indenture"), and will be subject to the terms and provisions contained in the Indenture. Copies of the Indenture and the form of the Warrant Securities are on file at the corporate trust office of the Trustee [and at __________].

         This Warrant Certificate may be transferred when surrendered at the corporate trust office of the Warrant Agent [or _________] by the registered owner or his assigns, in person or by an attorney duly authorized in writing, in the manner and subject to the limitations provided in the Warrant Agreement.

         After countersignature by the Warrant Agent and prior to the expiration of this Warrant Certificate, this Warrant Certificate may be exchanged at the corporate trust office of the Warrant Agent for Warrant Certificates in registered form representing the same aggregate number of Warrants.

         This Warrant Certificate shall not entitle the holder hereof to any of the rights of a holder of the Warrant Securities, including, without limitation, the right to receive payments of principal of, premium, if any, or interest, if any, on the Warrant Securities or to enforce any of the covenants, of the Indenture.

         This Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

         Dated as of ___________, 19__ .

                                     CHRYSLER FINANCIAL COMPANY L.L.C.


                                     By: _____________________________


Attest:


____________________________

Countersigned:


____________________________
            As Warrant Agent


____________________________
    Authorized Signature

                        Reverse of Warrant Certificate
                     Instructions for Exercise of Warrant

         To exercise the Warrants evidenced hereby, the Registered Holder must pay in [Dollars] [applicable currency or units] [in cash or by certified check or official bank check or by bank wire transfer] [by bank wire transfer] [in immediately available funds] the Warrant Price in full for Warrants exercised to [insert name of Warrant Agent] [corporate trust department] [insert address of Warrant Agent], Attn: ________ [or _________ ] which [payment] [wire transfer] must specify the name of the Registered Holder and the number of Warrants exercised by such Registered Holder. In addition the Registered Holder must complete the information required below and present this Warrant Certificate in person or mail (certified or registered mail is recommended) to the Warrant Agent at the appropriate address set forth below. This Warrant Certificate, completely and duly executed, must be received by the Warrant Agent within five business days of the [payment] [wire transfer].

                   To Be Executed Upon Exercise of Warrant

         The undersigned hereby irrevocably elects to exercise _____________ Warrants, evidenced by this Warrant Certificate, to purchase ____________ principal amount of the [Title of Warrant Securities] (the "Warrant Securities") of Chrysler Financial Company L.L.C., and represents that he has tendered payment for such Warrant Securities in [Dollars] [applicable currency or units] [in cash or by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds] to the order of Chrysler Financial Company L.L.C., c/o [insert name and address of Warrant Agent], in the amount of in accordance with the terms hereof. The undersigned requests that said principal amount of Warrant Securities be in registered form in the authorized denominations, registered in such names and delivered all as specified in accordance with the instructions set forth below.

         If the number of Warrants exercised is less than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants evidenced hereby be issued in registered form and delivered to the undersigned unless otherwise specified in the instructions below.

Dated:                                          Name ________________________
--------------------------------                          (Please Print)

________________________________
(Insert Social Security or Other                Address: ____________________
Identifying Number of Holder)


                                                _____________________________

                                                Signature: __________________


         The Warrants evidenced hereby may be exercised at the following addresses:

             By hand at _____________________________________________________
                        _____________________________________________________
                        _____________________________________________________
                        _____________________________________________________
             By mail at _____________________________________________________
                        _____________________________________________________
                        _____________________________________________________
                        _____________________________________________________

         [Instructions as to form and delivery of Warrant Securities and, if applicable, Warrant Certificates evidencing unexercised Warrants--complete as appropriate.]

                                  Assignment

             (Form of Assignment To Be Executed If Holder Desires
                     To Transfer Warrants Evident Hereby)

         FOR VALUE RECEIVED _______________________ hereby sells, assigns and transfers unto

                                               Please insert social security
                                               or other identifying number
                                               -----------------------------

__________________________________________________    ______________________
(Please print name and address including zip code)

-----------------------------------------------------------------------------

the Warrants represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint Attorney, to transfer said Warrant Certificate on the books of the Warrant Age with full power of substitution in the premises.


Dated:

                                               ______________________________
                                                         Signature

                                                (Signature must conform in
                                                all respects to name of
                                                holder as specified on the
                                                face of this Warrant
                                                Certificate and must bear a
                                                signature guarantee by a
                                                bank, trust company or member
                                                broker of the New York,
                                                Midwest or Pacific Stock
                                                Exchange.)



Signature Guaranteed

--------------------------------------

           [DELETE THIS EXHIBIT IF ONLY REGISTERED WARRANTS ARE TO BE ISSUED]

                                                                    Exhibit B


                 FORM OF WARRANT CERTIFICATE IN BEARER FORM]
                        [Face of Warrant Certificate]

               EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT
                           AGENT AS PROVIDED HEREIN

                      CHRYSLER FINANCIAL COMPANY L.L.C.
                             WARRANTS TO PURCHASE
                        [Title of Warrant Securities]

            VOID AFTER 5 P.M., NEW YORK CITY TIME, ON ________, 19

No. ________                                                  _____ Warrants

         This certifies that the bearer hereof (the "Bearer") is the owner of the above indicated number of Warrants, each Warrant entitling the Bearer to purchase, at any time [after 5 P.M., New York City time, on _______, 19__ and _____] on or before 5 P.M., New York City time, on ____________, 19__ , principal amount of [Title of Warrant Securities] (the "Warrant Securities"), of Chrysler Financial Company L.L.C. (the "Company"), issued and to be issued under the Indenture (as hereinafter defined), on the following basis: [on _____, 19__ the exercise price of each Warrant will be _______; during the period from ___________, 19__ , through and including _______, 19__ , the exercise price of each Warrant will be plus [accrued amortization of the original issue discount] [accrued interest] from _______, 19__ ; on _________, 19__ the exercise price of each Warrant will be __________; during the period from _________, 19__ , through and including __________, 19___ , the exercise price of each Warrant will be plus [accrued amortization of the original issue discount] [accrued interest] from ____________, 19__ ; [in each case, the original issue discount will be amortized at a __% annual rate, computed on an annual basis using the "interest" method and using a 360-day year consisting of twelve 30-day months] (the "Warrant Price"). [The original issue discount for each ________ principal amount of Warrant Securities is _________.] The Bearer may exercise the Warrants evidenced hereby by providing certain information set forth on the back hereof and by paying in full, [in lawful money of the United States of America] [applicable currency or units] [in cash or by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] in immediately available funds, the Warrant Price for each Warrant exercised to the Warrant Agent (as hereinafter defined) and by surrendering this Warrant Certificate, with the purchase form on the back hereof duly executed, at the corporate trust office of [name of Warrant Agent], or its successor as warrant agent (the "Warrant Agent"), [or _____] currently at the address specified on the reverse hereof, and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement (as hereinafter defined).

         Any whole number of Warrants evidenced by this Warrant Certificate may be exercised to purchase Warrant Securities in bearer or registered form in denominations of _________ and any integral multiples thereof. Upon any exercise of fewer than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Bearer a new Warrant Certificate in bearer or registered form, as the Bearer may direct, evidencing the number of Warrants remaining unexercised.

         This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of ________, 19__ (the "Warrant Agreement") between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Bearer consents by acceptance hereof. Copies of the Warrant Agreement are on file at the above-mentioned office of the Warrant Agent [and at ______].

         The Warrant Securities to be issued and delivered upon the exercise of the Warrants evidenced by this Warrant Certificate will be issued under and in accordance with an indenture, dated as of [FOR SENIOR DEBT:
___________ ], as supplemented by a First Supplemental Indenture dated as of
___________, a Second Supplemental

Indenture dated as of __________ and a Third Supplemental Indenture dated as of ________, each between Chrysler Financial Corporation ("CFC") and Manufacturers Hanover Trust Company, which has been succeeded by United States Trust Company of New York as successor trustee (the "Trustee", which term includes any successor Trustee under such Indenture), and a Fourth Supplemental Indenture dated as of _________, between the Company (as successor to CFC) and the Trustee [FOR SUBORDINATED DEBT: ____________ between the Company and IBJ Schroder Bank & Trust Company] [FOR JUNIOR SUBORDINATED DEBT: ____________ between the Company and Irving Trust Company], as Trustee, as supplemented by a First Supplemental Indenture dated as of (the "Indenture"), and will be subject to the terms and provisions contained in the Indenture. Copies of the Indenture and the form of the Warrant Securities are on file at the corporate trust office of the Trustee [and at ________].

         This Warrant Certificate, and all rights hereunder, may be transferred by delivery, and the Company and the Warrant Agent may treat the bearer hereof as the owner for all purposes.

         After countersignature by the Warrant Agent and prior to the expiration of this Warrant Certificate, this Warrant Certificate may be exchanged at the corporate trust office of the Warrant Agent for Warrant Certificates in bearer or registered form representing the same aggregate number of Warrants.

         This Warrant Certificate shall not entitle the holder hereof to any of the rights of a holder of the Warrant Securities, including, without limitation, the right to receive payments of principal of, premium, if any, or interest, if any, on the Warrant Securities or to enforce any of the covenants of the Indenture.

         This Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

         Dated as of __________ , 19__ .

                                        CHRYSLER FINANCIAL COMPANY L.L.C.


                                        By: ________________________________


Attest:


_______________________________

Countersigned:


-------------------------------
               As Warrant Agent


-------------------------------
     Authorized Signature

                        Reverse of Warrant Certificate
                     Instruction for Exercise of Warrants

         To exercise the Warrants evidenced hereby, the Bearer must pay in [Dollars] [applicable currency or units] [in cash or by certified check or official bank check or by bank wire transfer] [by bank wire transfer] [in immediately available funds] the Warrant Price in full for Warrants exercised to [insert name of Warrant Agent] [corporate trust department] [insert address of Warrant Agent], Attn: __________ [or _________ ], which [payment] [wire transfer] must specify the name of the Bearer and the number of Warrants exercised by such Bearer. In addition, the Bearer must complete the information required below and present this Warrant Certificate in person or mail (certified or registered mail is recommended) to the Warrant Agent at the appropriate address set forth below. This Warrant Certificate, completed and duly executed, must be received by the Warrant Agent within five business days of the [payment] [wire transfer]. If the undersigned is requesting delivery of Warrant Securities in bearer form, the person entitled to physical delivery of such Warrant Securities will be required to deliver a certificate (copies of which may be obtained from the Warrant Agent [or ______________]) certifying that such Warrant Securities are not being acquired by or on behalf of a United States Person (as defined in the certificate) or for sale to a United States Person unless such United States Person is a qualified financial institution as defined under United States tax laws and regulations.

                   To Be Executed Upon Exercise of Warrant

         The undersigned hereby irrevocably elects to exercise ___________ Warrants, evidenced by this Warrant Certificate, to purchase _______ principal amount of the [Title of Warrant Securities] (the "Warrant Securities") of Chrysler Financial Company L.L.C., and represents that be has tendered payment for such Warrant Securities in [Dollars] [applicable currency or units] [cash or by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds] to the order of Chrysler Financial Company L.L.C., c/o [insert name and address of Warrant Agent], in the amount of __________ in accordance with the terms hereof. The undersigned requests that said principal amount of Warrant Securities be in registered bear (delete inapplicable type) form in the authorized denominations, registered in such names (if applicable) and delivered all as specified in accordance with the instructions set forth below.

         If the number of Warrants exercised is less than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants evidenced hereby be issued in registered/bearer (delete inappropriate type) form and delivered to the undersigned unless otherwise specified in the instructions below.

Dated:                                       Name ___________________________
--------------------------------                        (Please Print)

--------------------------------
(Insert Social Security or Other             Address: _______________________
Identifying Number of Holder)

                                             ________________________________

                                             Signature: _____________________


         The Warrants evidenced hereby may be exercised at the following addresses:

             By hand at _____________________________________________________
                        _____________________________________________________
                        _____________________________________________________
                        _____________________________________________________
             By mail at _____________________________________________________
                        _____________________________________________________
                        _____________________________________________________
                        _____________________________________________________

         [Instructions as to form and delivery of Warrant Securities and, if applicable, Warrant Certificates evidencing unexercised Warrants -- complete as appropriate.]

      [DELETE THIS EXHIBIT IF ONLY REGISTERED WARRANTS ARE TO BE ISSUED]

                                                                    Exhibit C


    FORM OF CERTIFICATE FOR DELIVERY OF WARRANT SECURITIES IN BEARER FORM

                      CHRYSLER FINANCIAL COMPANY L.L.C.
                        [Title of Warrant Securities]

To:      CHRYSLER FINANCIAL COMPANY L.L.C.
         c/o [Name]
            as Trustee

         This certificate is submitted in connection with the undersigned's request that you deliver to us principal amount of [Title of Warrant Securities] (the "Warrant Securities") in bearer form upon exercise of warrants.

         The undersigned hereby certifies that as of the date hereof (the date of delivery to the undersigned of the Warrant Securities), the Warrant Securities which are to be delivered to the undersigned in bearer form are not being acquired, directly or indirectly, by or on behalf of a United States Person, or for offer to or for resale to a United States Person or, if any beneficial owner of the Warrant Securities is a United States Person, such United States Person is a financial institution or acquiring through a financial institution. If the undersigned is a clearing organization, the undersigned represents that this certificate is based on statements provided to it by its member organizations.

         As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions or any area subject to its jurisdiction: "United States Person" means a citizen, national or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income tax regardless of its source; "financial institution" means a branch located outside the United States of a qualified financial institution as defined in Section 1.165-12(c)(1)(iv) of the Treasury Department Regulations that agrees in writing to comply with Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the temporary regulations thereunder; and a "clearing organization" means an entity which is in the business of holding obligations for member organizations and transferring obligations among such members by credit or debit to the account of a member without the necessity of physical delivery of the obligation.

         We understand that this certificate is required in connection with United States tax laws and regulations. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matters covered by this certificate.


                            ----------------------------------------
                                          (Signature)

Dated:

                            ----------------------------------------
                                      (Please print name)

Address:

      [DELETE THIS EXHIBIT IF ONLY REGISTERED WARRANTS ARE TO BE ISSUED]

                                                                    Exhibit D


               FORM OF WARRANT FOR DELIVERY OF BEARER WARRANTS

                      CHRYSLER FINANCIAL COMPANY L.L.C.
            Warrant Certificates Evidencing Warrants Representing
                            the right to Purchase
                              [Title of Warrant]
                                  Securities

To: [Warrant Agent]

         This certificate is submitted in connection with the undersigned's request that you deliver to as a warrant certificate (the "Warrant Certificate") in bearer form evidencing warrants representing the risk to purchase principal amount of [Title of Warrant Securities].

         The undersigned hereby certifies that as of the date hereof (the date of delivery to the undersigned of the Warrant Certificates), the Warrant Certificate which is to be delivered to the undersigned in bearer form is not being acquired, directly or indirectly, by or on behalf of a United States Person, or for offer to resell or for resale to a United States Person or, if any beneficial owner of the Warrant Certificate is a United States Person, such United States Person is a financial institution or acquiring through a financial institution. If the undersigned is a clearing organization, the undersigned represents that this certificate is based on statements provided to it by its member organizations.

         As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions or any area subject to its jurisdiction. "United States Person" means a citizen, national or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income tax regardless of its source; "financial institution" means a branch located outside the United States of a qualified financial institution as defined in Section 1.165-12(c)(1)(iv) of the Treasury Department Regulations that agrees in writing to comply with Section 1650(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the temporary regulations thereunder; and a "clearing organization" means an entity which is in the business of holding obligations for member organizations and transferring obligations among such members by credit or debit to the account of a member without the necessity of physical delivery of the obligation.

         We understand that this certificate is required in connection with United States tax laws and regulations. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matters covered by this certificate.


                                      ------------------------------------
                                                   (Signature)

Dated:

                                      ------------------------------------
                                               (Please print name)

Address:

                      CHRYSLER FINANCIAL COMPANY L.L.C.

    Form of Warrant Agreement [for warrants attached to Debt Securities]*<F2>

         THIS WARRANT AGREEMENT dated as of _________ between Chrysler Financial Company L.L.C., a Michigan limited liability company thereinafter called the "Company," which term includes any successor company under the Indenture hereinafter referred to) and ____________as Warrant Agent (herein called the "Warrant Agent").

         WHEREAS, the Company has entered into an indenture (the "[Senior] [Junior] [Subordinated] Indenture") dated as of [FOR SENIOR DEBT:
____________], as supplemented by a First Supplemental Indenture dated as of
__________, a Second Supplemental Indenture dated as of and a Third Supplemental Indenture dated as of __________, each between the Chrysler Financial Corporation ("CFC") and Manufacturers Hanover Trust Company, as trustee, which has been succeeded by United States Trust Company of New York as successor trustee (the "Senior Trustee") and a Fourth Supplemental Senior Indenture dated as of ______________ between the Company (as successor to CFC), and the Senior Trustee] [FOR SUBORDINATED DEBT: _________ between the Company and IBJ Schroder Bank & Trust Company (the "Subordinated Trustee)] [FOR JUNIOR SUBORDINATED DEBT: _________ between the Company and Irving Trust Company), as trustee (the "Junior Subordinated Trustee")], as supplemented by a First Supplemental Indenture dated as of __________, providing for the issuance from time to time of its unsecured [senior] [junior] [subordinated] debentures, notes or other evidences of indebtedness (the "[Senior] [Junior] [Subordinated] Debt Securities"), to be issued in one or more series as provided in the [Senior] [Junior] [Subordinated] Indenture [if Warrant Securities are not under same Indenture as Offered Securities--and an indenture (the "[Senior] [Junior] [Subordinated] Indenture", the [ _______ ] and [ __________ ] Indentures being referred to collectively as the "Indentures") dated as of , between the Company and Trust Company, as trustee (the "[Senior] [Junior] [Subordinated] Trustee", the [ ________ ] and [ _________ ] Trustees being referred to collectively as the "Trustees"), as supplemented by a First Supplemental Indenture dated as of ____________, providing for the issuance from time to time of its [senior] [junior] [subordinated] debentures, notes or other evidences of indebtedness (the "[Senior] [Junior] [Subordinated] Debt Securities", the [ ________ ] and [ ________ ] Debt Securities being referred to collectively as the "Debt Securities"), to be issued in one or more series as provided in the [ __________ ] Indenture]; and

         WHEREAS, the Company proposes to sell [title of Debt Securities being offered] (the "Offered Securities") with warrant certificates evidencing one or more warrants (the "Warrants" or individually a "Warrant") representing the right to purchase [title of Debt Securities purchasable through exercise of Warrants] (the "Warrant Securities"), such warrant certificates and other warrant certificates issued pursuant to this Agreement being herein called the "Warrant Certificates"; and

         WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company in connection with the issuance, exchange, exercise and replacement of the Warrant Certificates, and in this Agreement wishes to set forth, among other things, the form and provisions of the Warrant
Certificates and the terms and conditions on which they may be issued, executed and exercised and replaced:

         NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

<F2>
---------------
* Complete or modify the provisions of this Form as appropriate to reflect the terms of the Warrants, Warrant Securities and Offered Securities. Monetary amounts may be in U.S. dollars in a foreign currency or in a composite currency, including but not limited to European Currency Units.

         Bracketed language here and throughout this agreement should be inserted as follows:

         1: If Warrants are immediately detachable from the Offered Securities; and

         2. If Warrants are detachable from the Offered Securities only after the Detachable Date.

                                 ARTICLE I.

   ISSUANCE OF WARRANTS AND EXECUTION AND DELIVERY OF WARRANT CERTIFICATES.

         SECTION 1.01. Issuance of Warrants. Warrants shall be initially issued in connection with the issuance of the Offered Securities [2: but shall be separately transferable on and after _________, 19__ (the "Detachable Date")] [1: and shall be separately transferable] and each Warrant Certificate shall evidence one or more Warrants. Each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase a Warrant Security in the principal amount of ___________. Warrant Certificates shall be initially issued in units with the Offered Securities and each Warrant Certificate included in such a unit shall evidence Warrants for each principal amount of Offered Securities included in such unit.

         SECTION 1.02. Execution and Delivery of Warrant Certificates. Each Warrant Certificate, whenever issued, shall be in [either] registered form [("Registered Warrants") or bearer form ("Bearer Warrants") substantially in [either of] the form[s respectively] set forth in Exhibit A [and Exhibit B] hereto, [the form to be the same as that of the Offering Security in connection with which the Warrant Certificate is issued,] shall be dated ___________ and may have such letters, numbers, or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Executive Vice Presidents or Vice Presidents and by its Treasurer or one of its Assistant Treasurers or its Secretary or one of its Assistant Secretaries under its corporate seal reproduced thereon. Such signatures may be manual or facsimile signatures of such authorized officers and may be imprinted otherwise reproduced on the Warrant Certificates. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

         No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the manual signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that the Warrant Certificate so countersigned has been duly issued hereunder.

         In case any officer of the Company who shall have signed any of the Warrant Certificates either manually or by facsimile signature shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned and delivered by the Warrant Agent, such Warrant Certificates may be countersigned and delivered notwithstanding that the person who signed such Warrant Certificates ceased to be such officer of the Company, and any Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution of this Agreement any such person was not such officer.

         [Bearer Warrant Certificates in bearer form shall be delivered only outside the United States and only upon delivery to the Warrant Agent from the person entitled to physical delivery of such Warrant Certificates of an executed certification substantially in the form of Exhibit D hereto.]

         The term "holder" or "holder of a Warrant Certificate" as used herein shall mean [with respect to Registered Warrants] any person in whose name at the time any Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that Purpose [2: or upon the register of the Offered Securities prior to he Detachable Date. Prior to the Detachable Date, the Company will, or will cause the registrar of the Offered Securities to, make available at all times to the Warrant Agent such information as to holders of the Offered Securities with Warrants as may be necessary to keep the Warrant Agent's records up to date].

         [With respect to Bearer Warrants, the term "holder" or "holder of a Warrant Certificate" as used herein shall mean [2: prior to the Detachable Date, the bearer of the Offered Security in bearer form to which such Warrant Certificate was initially attached and after this Detachable Date] the bearer of such Warrant Certificate.]

         SECTION 1.03. Issuance of Warrant Certificates. Warrant Certificates evidencing the right to purchase an aggregate principal amount not exceeding __________ aggregate principal amount of Warrant Securities (except as provided in Sections 2.03(c), 3.02 and 4.01) may be executed by the Company and delivered to the Warrant Agent upon the execution of this Warrant Agreement or from time to time thereafter. The Warrant Agent shall, upon receipt of Warrant Certificates duly executed on behalf of the Company, countersign Warrant Certificates evidencing Warrants representing the right to purchase up to __________ aggregate principal amount of Warrant Securities and shall deliver such Warrant Certificates to or upon the order of the Company. Subsequent to such original issuance of the Warrant Certificates, the Warrant Agent shall countersign a Warrant Certificate only if the Warrant Certificate is issued in exchange or substitution for one or more previously countersigned Warrant Certificates [or with respect to Registered Warrants], in connection with their transfer, as hereinafter provided or as provided in
Section 2.03(c).

                                 ARTICLE II.

              WARRANT PRICE, DURATION AND EXERCISE OF WARRANTS.

         SECTION 2.01. Warrant Price. On ___________, 19__ the exercise price of each Warrant will be ________. During the period from _________, 19__ through and including ________, 19__, the exercise price of each Warrant will be plus [accrued amortization of the original issue discount] [accrued interest] from _________, 19__ . On _________, 19__ the exercise price of each Warrant will be _________. During the period from ________, 19__ , through and including ________, 19__ , the exercise price of each Warrant will be ________ plus [accrued amortization of the original issue discount] [accrued interest] from _________, 19_____ . [In each case, the original issue discount will be amortized at a __% annual rate, computed on an annual basis using the "interest" method and using a 360-day year consisting of twelve 30-day months.] Such purchase price of Warrant Securities is referred to in this Agreement as the "Warrant Price". [The original issue discount for each _______ principal amount of Warrant Securities is _________.]

         SECTION 2.02. Duration of Warrants. Each Warrant may be exercised in whole at any time, as specified herein, on or after [the date thereof] [ __________, 19__ ] and at or before 5 P.M., New York City time, on _________, 19__ or such later date as the Company may, by notice to the Warrant Agent and the holders of Warrant Certificates mailed to their addresses as set forth in the record books of the Warrant Agent, designate (the "Expiration Date"). Each Warrant not exercised at or before 5 P.M., New York City time, on the Expiration Date shall become void, and all rights of the holder of the Warrant Certificate evidencing such Warrant under this Agreement shall cease.

         SECTION 2.03. Exercise of Warrants. (a) During the period specified in Section 2.02 any whole number of Warrants may be exercised by providing certain information as set forth on the reverse side of the Warrant Certificate and by paying in full, in [lawful money of the United States of America] [applicable currency,] [in cash or by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds] the Warrant Price for each Warrant exercised, to the Warrant Agent at its corporate trust office [or all __________], provided that such exercise is subject to receipt within five business days of such [payment] [wire transfer] by the Warrant Agent of the Warrant Certificate with the form of election to purchase Warrant Securities set forth on the reverse side of the Warrant Certificate properly completed and duly executed. The date on which Payment in full of the Warrant Price is received by the Warrant Agent shall, subject to receipt of the Warrant Certificate as aforesaid, be deemed to be the date on which the Warrant is exercised. The Warrant Agent shall deposit all funds received by it in payment of the Warrant Price in an account of the Company maintained with it [if non-dollar denominated funds--or in such other account designated by the Company] and shall advise the Company by telephone at the end of each day on which a [payment] [wire transfer] for the exercise of Warrants is received of the amount so deposited to its account. The Warrant Agent shall promptly confirm such telephone advice to the Company in writing.

         (b) The Warrant Agent shall, from time to time, as promptly as practicable, advise the Company and the [Trustee under the Indenture relating to the Warrant Securities] of (i) the number of Warrants exercised, (ii) the instructions of each holder of the Warrant Certificates evidencing such Warrants with respect to delivery of the Warrant Securities to which such holder is entitled upon such exercise, (iii) delivery of Warrant Certificates evidencing the balance, if any, of the Warrants remaining after such exercise, and (iv) such other information as the Company or the Trustee shall reasonably require.

         (c) As soon as practicable after the exercise of any Warrant, the Company shall issue, pursuant to the Indenture, in authorized denominations to or upon the order of the holder of the Warrant Certificate evidencing each Warrant, the Warrant Securities to which such holder is entitled, [in fully registered form, registered in such name or names as may be directed by such holder 2] [or in bearer form, as may be directed by such holder; provided, however, the holder of a Registered Warrant may not direct the Company to issue any Warrant Security in bearer form; and provided, further that the Company shall deliver Warrant Securities in bearer form only outside the United States and only upon delivery from the person entitled to physical delivery of such Warrant Securities of an executed certificate substantially in the form of Exhibit C hereto]. If fewer than all of the Warrants evidenced by such Warrant Certificate are exercised, the Company shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, a new Warrant Certificate evidencing the number of such Warrants remaining unexercised[; provided, however, that the holder of a Registered Warrant may not direct the Company to execute a Bearer Warrant].

         (d) The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issue of the Warrant Securities, and in the event that any such transfer is involved, the Company shall not be required to issue or deliver any Warrant Security until such tax or other charge shall have been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

                                ARTICLE III.

   OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF WARRANT CERTIFICATES.

         SECTION 3.01. No Rights as Warrant Securityholder Conferred by Warrants or Warrant Certificates. No Warrant Certificate or Warrant evidenced thereby shall entitle the holder thereof to any of the rights of a holder of Warrant Securities, including, without limitation, the right to receive the payment of principal of, premium, if any, or interest on Warrant Securities or to enforce any of the covenants in the [Indenture relating to the Warrant Securities].

         SECTION 3.02. Lost, Stolen, Mutilated or Destroyed Warrant Certificates. Upon receipt by the Warrant Agent of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity reasonably satisfactory to it and, in the case of mutilation, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, in exchange for or in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of the same tenor and evidencing a like number of Warrants. Upon the issuance of any new Warrant Certificate under this Section, the Company may require the payment of a sum sufficient 10 cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall represent an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, lost, stolen or destroyed Warrant Certificates.

         SECTION 3.03. Holder of Warrant Certificate May Enforce Rights. Notwithstanding any of the provisions of this Agreement, any holder of a Warrant Certificate, without the consent of the Warrant Agent, the Trustee, the holder of any Warrant Securities or the holder of any other Warrant Certificate, may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, his right to exercise the Warrants evidenced by his Warrant Certificate in the manner provided in his Warrant Certificate and in this Agreement.

         SECTION 3.04. Merger, Consolidation, Conveyance, Transfer or Lease. If at any time there shall be a merger, consolidation, conveyance, transfer or lease of assets permitted under the [Indenture relating to the Warrant

Securities] then in any such event the successor or assuming company referred to therein shall succeed to and be substituted for the Company, with the same effect, subject to the Indenture, as if it had been named herein and in the Warrants as the Company; the Company shall thereupon, except in the case of a lease, be relieved of any further obligation hereunder or under the Warrants, and the Company as the predecessor company, except in the case of a lease, may thereupon or at any time thereafter be dissolved, wound up or liquidated. Such successor or assuming company thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Warrants issuable hereunder which theretofore shall not have been signed by the Company, and may execute and deliver Warrant Securities in its own name pursuant to the Indenture, in fulfillment of its obligations to deliver Warrant Securities upon exercise of the Warrants. All the Warrants so issued shall in all respects have the same legal rank and benefit under this Agreement as the Warrants theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Warrants had been issued at the date of the execution hereof, In any case of any such consolidation, merger, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Warrants thereafter to be issued as may be appropriate.

         The Warrant Agent may receive a written opinion of legal counsel as conclusive evidence that any such consolidation, merger, conveyance, transfer or lease complies with the provisions of this Section 3.04 and the Indenture.

                                 ARTICLE IV.

                EXCHANGE AND TRANSFER OF WARRANT CERTIFICATES.

         SECTION 4.01. Exchange and Transfer of Warrant Certificates. [1:
Upon] [2: Prior to the Detachable Date a Warrant Certificate may be exchanged or transferred only together with the Offered Security to which the Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Security. Prior to any Detachable Date, each transfer of the Offered Security, on the register of the Offered Securities [if such Offered Security is in registered form, shall operate also to transfer the related Warrant Certificates. After the Detachable Date upon] surrender at the corporate trust office of the Warrant Agent [or ________], Warrant Certificates evidencing Warrants may be exchanged for Warrant Certificates in [the same or] other denominations evidencing such Warrants or the transfer thereof may be registered in whole or in part [if the Warrant Certificates so surrendered are in registered form]; provided, however, that such other Warrant Certificates evidence the same aggregate number of Warrants as the Warrant Certificates so surrendered: and provided further that such other Warrant Certificates shall be issued in registered [or bearer] form [as may be directed by the holder of the surrendered Warrant Certificate; provided, however, that the holder of a Registered Warrant may not exchange such Warrant Certificate for a Bearer Warrant; and provided, further, that the Warrant Agent shall deliver Bearer Warrant only outside the United States, and only upon delivery from the person entitled to physical delivery of such Warrant Certificates of an executed certificate substantially in the form of Exhibit D hereto]. The Warrant Agent shall keep, at its corporate trust office [and at _______], books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates [in registered form] and exchanges and transfers of outstanding Warrant Certificates [in registered form], upon surrender of such Warrant Certificates to the Warrant Agent at its corporate trust office [or _______] for exchange or registration of transfer, properly endorsed or accompanied by appropriate instruments of registration of transfer and written instructions for transfer, all in form satisfactory, to the Company and the Warrant Agent. No service charge shall be made for any exchange or registration of transfer of Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any such exchange or registration of transfer. Whenever any Warrant Certificates are so surrendered for exchange or registration of transfer, an authorized officer of the Warrant Agent shall manually countersign and deliver to the person or persons entitled thereto a Warrant Certificate or Warrant Certificates duly authorized and executed by the Company, as so requested. The Warrant Agent shall not be required to effect any exchange or registration of transfer which will result in the issuance of a Warrant Certificate evidencing a fraction of a Warrant or a number of full Warrants and a fraction of a Warrant. All Warrant Certificates issued upon any exchange or registration of transfer of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificate surrendered for such exchange or registration of transfer. [2:
Subject to this Section 4.01, each] [1: Each] Bearer Warrant shall be transferable by delivery and shall be deemed negotiable.

         SECTION 4.02. Treatment of Holders of Warrant Certificates. Every holder of a Warrant Certificate, by accepting the same, consents and agrees with the Company, the Warrant Agent and with every subsequent holder of such Warrant Certificate that until the transfer of the Warrant Certificate is registered on the books of the Warrant Agent [or the register of the Offered Securities prior to the Detachable Date], the Company and the Warrant Agent may treat the registered holder of a Warrant Certificate as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.

         SECTION 4.03. Cancellation of Warrant Certificates. Any Warrant Certificate surrendered for exchange or registration of transfer, or exercise of the Warrants evidenced thereby shall, if surrendered to the Company be delivered to the Warrant Agent and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued and, except as expressly permitted by this Agreement, no Warrant Certificate shall be issued hereunder in exchange or in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of cancelled Warrant Certificates in a manner satisfactory to the Company.

                                 ARTICLE V.

                        CONCERNING THE WARRANT AGENT.

         SECTION 5.01. Warrant Agent. The Company hereby appoints ____________ as Warrant Agent of the Company in respect of the Warrants and the Warrant Certificates upon the terms and subject to the conditions herein set forth; and ____________ hereby accepts such appointment. The Warrant Agent shall have the power and authority granted to and conferred upon it in the Warrant Certificates and hereby and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

         SECTION 5.02. Condition of Warrant Agent's Obligations. The Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Company agrees and to all of which the rights hereunder of the holders from time to time of the Warrant Certificates shall be subject:

                  (a) Compensation and Indemnification. The Company agrees promptly to pay the Warrant Agent the compensation to be agreed upon with the Company for all services rendered by the Warrant Agent and to reimburse the Warrant Agent for reasonable out-of-pocket expenses (including counsel fees) incurred by the Warrant Agent in connection with the services rendered hereunder by the Warrant Agent. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against any loss, liability or expense incurred without negligence or bad faith on the part of the Warrant Agent arising out of or in connection with its acting as Warrant Agent hereunder, as well as the costs and expenses of defending against any claim of such liability.

                  (b) Agent for the Company. In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants.

                  (c) Counsel. The Warrant Agent may consult with counsel satisfactory to it, and the advice Of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

                  (d) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                  (e) Certain Transactions. The Warrant Agent, and its officers, directors and employees, my become the owner of, or acquire any interest in, Warrants, with the same rights that it or they would have if it were not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of holders of Warrant Securities or other obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Warrant Agreement shall be deemed to prevent the Warrant Agent from acting as Trustee under either of the Indentures.

                  (f) No Liability for Interest. The Warrant Agent shall have no liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

                  (g) No Liability for Invalidity. The Warrant Agent shall have no liability with respect to any invalidity of this Agreement or any of the Warrant Certificates.

                  (h) No Responsibility for Representations. The Warrant Agent shall not be responsible for any of the recitals or representations herein or in the Warrant Certificates (except as to the Warrant Agent's countersignature thereon), all of which are made solely by the Company.

                  (i) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the Warrant Certificates. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty, or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 6.02 hereof, to make any demand upon the Company.

         SECTION 5.03. Resignation and Appointment of Successor. (a) The Company agrees, for the benefit of the holders from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder until all the Warrants have been exercised or are no longer exercisable.

                  (b) The Warrant Agent may at any time resign as such agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided that such date shall not be less than three months after the date on which such notice is given unless the Company otherwise agrees. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective. Such resignation or removal shall take effect upon the appointment by the Company, as hereinafter provided, of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent. The obligation of the Company under Section 5.02(a) shall continue to the extent set forth therein notwithstanding the resignation or removal of the Warrant Agent.

                  (c) In case at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or under any other applicable Federal or State bankruptcy insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Warrant Agent in an involuntary cast under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or of its property or affairs, or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, a successor Warrant Agent qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder.

                  (d) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as I originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

                  (e) Any company into which the Warrant Agent hereunder may be merged or converted or any company with which the Warrant Agent may be consolidated, or any company resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any company to which the Warrant Agent shall sell or otherwise transfer all or substantially all the assets and business of the Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                 ARTICLE VI.

                                MISCELLANEOUS.

         SECTION 6.01. Amendment. This Agreement may be amended by the parties hereto, without the consent of the holder of any Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein, or making any other provisions with respect to matters or questions arising under this Agreement as the Company and the Warrant Agent may deem necessary or desirable; provided that such action shall not affect adversely the interests of the holders of the Warrant Certificates.

         SECTION 6.02. Notices and Demands to the Company and Warrant Agent. If the Warrant Agent shall receive any notice or demand addressed to the Company by the holder of a Warrant Certificate pursuant to the provisions of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

         SECTION 6.03. Addresses. Any communication from the Company to the Warrant Agent with respect to this Agreement shall be addressed to ____________, Attention: ____________, and any communication from the Warrant Agent to the Company with respect to this Agreement shall be addressed to Chrysler Financial Company L.L.C., 27777 Franklin Road, Southfield, Michigan 48034-8286, attention of _________________ (or such other address as shall be specified in writing by the Warrant Agent or by the Company).

         SECTION 6.04. Applicable Law. The validity, interpretation and performance of this Agreement and each Warrant Certificate issued hereunder and of the respective terms and provisions thereof shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 6.05. Delivery of Prospectus. The Company will furnish to the Warrant Agent sufficient copies of a prospectus relating to the Warrant Securities deliverable upon exercise of Warrants (the "Prospectus"), and the Warrant Agent agrees that upon the exercise of any Warrant, the Warrant Agent will deliver to the bolder of the Warrant Certificate evidencing such Warrant, prior to or concurrently with the delivery of the Warrant Securities issued upon such exercise, a Prospectus. The Warrant Agent shall not by reason of any such delivery, assume any responsibility for the accuracy or adequacy of such Prospectus.

         SECTION 6.06. Obtaining of Governmental Approvals. The Company will from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and State laws (including without limitation a registration statement in respect of the Warrants and Warrant Securities under the Securities Act of
1933), which may be or become requisite in connection with the issuance, sale, transfer, and delivery of the Warrant Securities issued upon the exercise of the Warrant Certificates, the exercise of the Warrants, the issuance, sale, transfer and delivery of the Warrant Securities issued upon exercise of the Warrants or upon the expiration of the period during which the Warrants are exercisable.

         SECTION 6.07. Persons Having Rights Under Warrant Agreement. Nothing in this Agreement shall give to any person other than the Company, the Warrant Agent and the holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement.

         SECTION 6.08. Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         SECTION 6.09. Counterparts. This Agreement maybe executed in any number of counterparts, each of which as so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 6.10. Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times at the principal corporate trust office of the Warrant Agent for inspection by the holder of any Warrant Certificate. The Warrant Agent may require such holder to submit his Warrant Certificate for inspection by it.

         SECTION 6.11. Notices to Holders of Warrants. Any notice to holders of Warrants which by any provisions of this Warrant Agreement is required or permitted to be given shall be given [, with respect to Registered Warrants,] by first class mail prepaid at such holder's address as appears on the books of the Warrant Agent [2: (or on the register of the Offered Securities prior to the Detachable Date)] [or, with respect to Bearer Warrants,] by publication at least once in a daily morning newspaper in New York City and in London].

         IN WITNESS WHEREOF, Chrysler Financial Company L.L.C. and ______________ have caused this Agreement to be signed by their respective duly authorized officers, and their respective, corporate seal to be affixed hereunto, and the same to be attested by their respective Secretaries or one of their respective Assistant Secretaries, all as of the day and year first above written.

                                    CHRYSLER FINANCIAL COMPANY L.L.C.


                                    By: ___________________________________
                                    Title:
Attest:


_______________________
Title:

                                   [Warrant Agent]


                                    By: __________________________________
                                    Title:

Attest:


_______________________
Title:

                                                                    Exhibit A

             FORM OF WARRANT CERTIFICATE [2: IN REGISTERED FORM]
                        [Face of Warrant Certificate]

                [4: Prior to _______ this Warrant Certificate
              cannot be transferred or exchanged unless attached
                     to a [Title of Offered Securities].]

               EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT
                           AGENT AS PROVIDED HEREIN

                      CHRYSLER FINANCIAL COMPANY L.L.C.
                             WARRANTS TO PURCHASE
                        [Title of Warrant Securities]

          VOID AFTER 5 P.M., NEW YORK CITY TIME, ON _________, 19__

No. ________                                               ________ Warrants

         This certifies that or _____________ registered assigns (the "Registered Holder") is the registered owner of the above indicated number of Warrants, each Warrant entitling such owner to purchase, at any time [after 5 P.M., New York City time, on ____________, 19__ and] on or before 5 P.M., New York City time, on ____________ 19__, principal amount of [Title of Warrant Securities] (the "Warrant Securities"), of Chrysler Financial Company L.L.C. (the "Company"), issued and to be issued under the Indenture (as hereinafter defined), on the following basis: [on ___________, 19__ the exercise price of each Warrant will be ___________; during the period from 19__ , through and including 19__ the exercise price of each Warrant will be plus [accrued amortization of the original issue discount] [accrued interest] from _____________, 19__ ; on ____________, 19__ , the exercise price of each
Warrant will be ___________; during the period from ____________, 19__ through and including _____________, 19__ , the exercise price of each Warrant will be _____________, plus [accrued amortization of the original issue discount] [accrued interest] from _____________, 19__ ; [in each case, the original issue discount will be amortized at a __% annual rate, computed on an annual basis using the "interest-method and using a 360-day year consisting of twelve 30-day months] (the "Warrant Price"). [The original issue discount for each principal amount of Warrant Securities is _________.] The Registered Holder may exercise the Warrants evidenced hereby by providing certain information set forth on the beck hereof and by paying in full (in lawful money of the United States of America] [applicable currency or units) [in cash or by certified check or official bank check or by bank wife transfer, in each case,] [by bank wire transfer] in immediately available funds, the Warrant Price for each Warrant exercised to the Warrant Agent (as hereinafter defined) and by surrendering this Warrant Certificate, with the purchase form on the back hereof duty executed, at the corporate trust office of [name of Warrant Agent], or its successor as warrant agent (the "Warrant Agent") [or ________] currently at the address specified on the reverse hereof, and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement (as hereinafter defined).

         Any whole number of Warrants evidenced by this Warrant Certificate my be exercised to purchase Warrant Securities in registered form in denominations of and any integral multiples thereof. Upon any exercise of fewer than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Registered Holder hereof a new Warrant Certificate in registered form evidencing the number of Warrants remaining unexercised.

         This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of __________, 19__ (the "Warrant Agreement") between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Registered Holder consents by acceptance hereof. Copies of the Warrant Agreement am on file at the above-mentioned office of the Warrant Agent [and at ___________].

         The Warrant Securities to be issued and delivered upon the exercise of the Warrants evidenced by this Warrant Certificate will be issued under and in accordance with an indenture, dated as of [FOR SENIOR DEBT:

___________________ ], as supplemented by a First Supplemental Indenture dated as of _____________, a Second Supplemental Indenture dated as of and a Third Supplemental Indenture dated as of _____________, each between Chrysler Financial Corporation ("CFC") and Manufacturers Hanover Trust Company, which has been succeeded by United States Trust Company of New York as successor trustee (the "Trustee" which term includes any successor trustee under such Indenture), and a Fourth Supplemental Indenture dated as of __________ between the Company (as successor to CFC) and the Trustee [FOR SUBORDINATED
DEBT: ____________ between the Company and IBJ Schroder Bank & Trust Company] [FOR JUNIOR SUBORDINATED DEBT: __________ between the Company and Irving Trust Company], as Trustee, as supplemented by a First Supplemental Indenture dated as of (the "Indenture"), and will be subject to the terms and provisions contained in the Indenture. Copies of the Indenture and the form of the Warrant Securities are on file at the corporate trust office of the Trustee [and at ________].

         [2: Prior to ____________, 19__ this Warrant Certificate may be exchanged or transferred only together with the [title of Offered Securities] ("Offered Securities") to which this Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer or such Offered Security. After such date, this] [1:
This] Warrant Certificate may be transferred when surrendered at the corporate trust office of the Warrant Agent [or _______] by the registered owner or his assigns, in person or by an attorney duly authorized in writing, in the manner and subject to the limitations provided in the Warrant Agreement.

         [2: Except as provided in the immediately preceding paragraph, after] [1: After] countersignature by the Warrant Agent and prior to the expiration of this Warrant Certificate, this Warrant Certificate may be exchanged at the corporate trust office of the Warrant Agent for Warrant Certificates in registered form representing the same aggregate number of Warrants.

         This Warrant Certificate shall not entitle the holder hereof to any of the rights of a holder of the Warrant Securities, including, without limitation, the right to receive payments of principal of, premium, if any, or interest, if any, on the Warrant Securities or to enforce any of the covenants, of the Indenture.

         This Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

         Dated as of                 , 19   .

                              CHRYSLER FINANCIAL COMPANY L.L.C.


                              By: __________________________________________


Attest:

___________________________



Countersigned:


___________________________
           As Warrant Agent


By ________________________
    Authorized Signature

                        Reverse of Warrant Certificate
                     Instructions for Exercise of Warrant

         To exercise the Warrants evidenced hereby, the Registered Holder must pay in [Dollars] [applicable currency or units] [in cash or by certified check or official bank check or by bank wire transfer] [by bank wire transfer] [in immediately available funds] the Warrant Price in full for Warrants exercised to [insert name of Warrant Agent] [corporate trust department] [insert address of Warrant Agent], Attn: _________ [or _______], which [payment] [wire transfer] must specify the name of the Registered Holder and the number of Warrants exercised by such Registered Holder. In addition the Registered Holder must complete the information required below and present this Warrant Certificate in person or mail (certified or registered mail is recommended) to the Warrant Agent at the appropriate address set forth below. This Warrant Certificate, completely and duly executed, must be received by the Warrant Agent within five business days of the [payment] [wire transfer].

                   To Be Executed Upon Exercise of Warrant

         The undersigned hereby irrevocably elects to exercise ______________ Warrants, evidenced by this Warrant Certificate, to purchase ___________ principal amount of the [Title of Warrant Securities] (the "Warrant Securities") of Chrysler Financial Company L.L.C., and represents that he has tendered payment for such Warrant Securities in [Dollars] [applicable currency or units] [in cash or by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds] to the order of Chrysler Financial Company L.L.C., c/o [insert name and address of Warrant Agent], in the amount of _________ in accordance with the terms hereof. The undersigned requests that said principal amount of Warrant Securities be in registered form in the authorized denominations, registered in such names and delivered all as specified in accordance with the instructions set forth below.

         If the number of Warrants exercised is less than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants evidenced hereby be issued in registered form and delivered to the undersigned unless otherwise specified in the instructions below.

Dated:                                  Name ________________________________
--------------------------------                      (Please Print)

________________________________
(Insert Social Security or Other        Address _____________________________
Identifying Number of Holder)

                                                _____________________________

                                        Signature ___________________________


         The Warrants evidenced hereby may be exercised at the following addresses:

             By hand at  ___________________________________________________
                         ___________________________________________________
                         ___________________________________________________
                         ___________________________________________________
             By mail at  ___________________________________________________
                         ___________________________________________________
                         ___________________________________________________
                         ___________________________________________________

         [Instructions as to form and delivery of Warrant Securities and, if applicable, Warrant Certificates evidencing unexercised Warrants --complete as appropriate.]

                                  Assignment

             (Form of Assignment To Be Executed If Holder Desires
                     To Transfer Warrants Evident Hereby)

         FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto

                                                Please insert social security
                                                or other identifying number
                                                -----------------------------

__________________________________________________    _______________________
(Please print name and address including zip code)



-----------------------------------------------------------------------------
the Warrants represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint Attorney, to transfer said Warrant Certificate on the books of the Warrant Agent with full power of substitution in the premises.

                            ------------------------------------------------
Dated:                                          Signature

                            (Signature must conform in all respects to name of holder as specified on the face of this Warrant Certificate and must bear a signature guarantee by a bank, trust company or member broker of the New York, Midwest or Pacific Stock Exchange.)

Signature Guaranteed

---------------------
                                     A-4

      [DELETE THIS EXHIBIT IF ONLY REGISTERED WARRANTS ARE TO BE ISSUED]

                                                                    Exhibit B


                 FORM OF WARRANT CERTIFICATE IN BEARER FORM]
                        [Face of Warrant Certificate]

                    [4: Prior to this Warrant Certificate
              cannot be transferred or exchanged unless attached
                     to a [Title of Offered Securities].]


               EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT
                           AGENT AS PROVIDED HEREIN

                      CHRYSLER FINANCIAL COMPANY L.L.C.
                             WARRANTS TO PURCHASE
                        [Title of Warrant Securities]

          VOID AFTER 5 P.M., NEW YORK CITY TIME, ON ____________, 19

No. ____________                                             ______ Warrants

         This certifies that the bearer hereof (the "Bearer") is the owner of the above indicated number of Warrants, each Warrant entitling the Bearer to purchase, at any time [after 5 P.M., New York City time, on _______, 19__ and] on or before 5 P.M., New York City time, on ________, 19__ , principal amount of [Title of Warrant Securities] (the "Warrant Securities"), of Chrysler Financial Company L.L.C. (the "Company"), issued and to be issued under the Indenture (as hereinafter defined), on the following basis: [on _______, 19__ the exercise price of each Warrant will be _______; during the period from ________, 19__ , through and including _________, 19__ , the exercise price of each Warrant will be ____________ plus [accrued amortization of the original issue discount] [accrued interest] from _________, 19__ ; on _________, 19__ the exercise price of each Warrant will be ____________; during the period from ___________, 19__ , through and including __________, 19__ , the exercise price of each Warrant will be __________ plus [accrued amortization of the original issue discount] [accrued interest] from ___________, 19__ ; [in each case, the original issue discount will be amortized at a __% annual rate, computed on an annual basis using the "interest" method and using a 360-day year consisting of twelve 30-day months] (the "Warrant Price"). [The original issue discount for each _________- principal amount of Warrant Securities is __________.] The Bearer may exercise the Warrants evidenced hereby by providing certain information set forth on the back hereof and by paying in full, [in lawful money of the United States of America] [applicable currency or units] [in cash or by certified check or official bank check or by Bank wire transfer, in each case,] [by bank wire transfer] in immediately available funds, the Warrant Price for each Warrant exercised to the Warrant Agent (as hereinafter defined) and by surrendering this Warrant Certificate, with the purchase form on the back hereof duly executed, at the corporate trust office of [name of Warrant Agent], or its successor as warrant agent (the "Warrant Agent"), [or _________] currently at the address specified on the reverse hereof, and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement (as hereinafter defined).

         Any whole number of Warrants evidenced by this Warrant Certificate may be exercised to purchase Warrant Securities in bearer or registered form in denominations of ____________ and any integral multiples thereof. Upon any exercise of fewer than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Bearer a new Warrant Certificate in bearer or registered form, as the Bearer may direct, evidencing the number of Warrants remaining unexercised.

         This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of __________, 19__ (the "Warrant Agreement") between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Bearer consents by acceptance hereof. Copies of the Warrant Agreement are on file at the above-mentioned office of the Warrant Agent [and at _________].

         The Warrant Securities to be issued and delivered upon the exercise of the Warrants evidenced by this Warrant Certificate will be issued under and in accordance with an indenture, dated as of [FOR SENIOR DEBT]:
__________________, as supplemented by a First Supplemental Indenture dated as of ______________, a Second Supplemental Indenture dated as of and a Third Supplemental Indenture dated as of ______________, each between Chrysler Financial Corporation ("CFC") and Manufacturers Hanover Trust Company, which has been succeeded by United States Trust Company of New York as successor trustee (the "Trustee", which term includes any successor Trustee under such Indenture), and a Fourth Supplemental Indenture dated as of between the Company (as successor to CFC) and the Trustee [FOR SUBORDINATED DEBT:
__________________ between the Company and IBJ Schroder Bank & Trust Company] [FOR JUNIOR SUBORDINATED DEBT: ________________ between the Company and Irving Trust Company], as Trustee, as supplemented by a First Supplemental Indenture dated as of (the "Indenture"), and will be subject to the terms and provisions contained in the Indenture. Copies of the Indenture and the form of the Warrant Securities are on file at the corporate trust office of the Trustee [and at __________].

         [2: Prior to ___________, 19__ this Warrant Certificate may be exchanged or transferred only together with the [Title of Offered Securities] ("Offered Securities") to which this Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Securities. After such date, this] [1:
This] Warrant Certificate, and all rights hereunder, may be transferred by delivery, and the Company and the Warrant Agent may treat the bearer hereof as the owner for all purposes.

         [2: Except as provided in the immediately preceding paragraph, after] [1: After] countersignature by the Warrant Agent and prior to the expiration of this Warrant Certificate, this Warrant Certificate may be exchanged at the corporate trust office of the Warrant Agent for Warrant Certificates in bearer or registered form representing the same aggregate number of Warrants.

         This Warrant Certificate shall not entitle the holder hereof to any of the rights of a holder of the Warrant Securities, including, without limitation, the right to receive payments of principal of, premium, if any, or interest, if any, on the Warrant Securities or to enforce any of the covenants of the Indenture.

         This Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

         Dated as of                       , 19   .




                                          CHRYSLER FINANCIAL COMPANY L.L.C.


                                          By ______________________________


Attest:


_____________________________

Countersigned:


_____________________________
             As Warrant Agent


By __________________________
         Authorized Signature

                        Reverse of Warrant Certificate
                    Instructions for Exercise of Warrants

         To exercise the Warrants evidenced hereby, the Bearer must pay in [Dollars] [applicable currency or units] [in cash or by certified check or official bank check or by bank wire transfer] [by bank wire transfer] [in immediately available funds] the Warrant Price in full for Warrants exercised to [insert name of Warrant Agent] [corporate trust department] [insert address of Warrant Agent], Attn: ____________ [or __________], which [payment] [wire transfer] must specify the name of the Bearer and the number of Warrants exercised by such Bearer. In addition, the Bearer must complete the information required below and present this Warrant Certificate in person or mail (certified or registered mail is recommended) to the Warrant Agent at the appropriate address set forth below. This Warrant Certificate, completed and duly executed, must be received by the Warrant Agent within five business days of the [payment] [wire transfer]. If the undersigned is requesting delivery of Warrant Securities in bearer form, the person entitled to physical delivery of such Warrant Securities will be required to deliver a certificate (copies of which may be obtained from the Warrant Agent [or _________-]) certifying that such Warrant Securities are not being acquired by or on behalf of a United States Person (as defined in the certificate) or for sale to a United States Person unless such United States Person is a qualified financial institution as defined under United States tax laws and regulations.

                   To Be Executed Upon Exercise of Warrant

         The undersigned hereby irrevocably elects to exercise _____________ Warrants, evidenced by this Warrant Certificate, to purchase _____________ principal amount of the [Title of Warrant Securities] (the "Warrant Securities") of Chrysler Financial Company L.L.C., and represents that be has tendered payment for such Warrant Securities in [Dollars] [applicable currency or units] [cash or by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds] to the order of Chrysler Financial Company L.L.C., c/o [insert name and address of Warrant Agent], in the amount of in accordance with the terms hereof. The undersigned requests that said principal amount of ___________ Warrant Securities be in registered bearer (delete inapplicable type) form in the authorized denominations, registered in such names (if applicable) and delivered all as specified in accordance with the instructions set forth below.

         If the number of Warrants exercised is less than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants evidenced hereby be issued in registered/bearer (delete inappropriate type) form and delivered to the undersigned unless otherwise specified in the instructions below.

Dated:                                        Name __________________________
--------------------------------                         (Please Print)

________________________________
(Insert Social Security or Other              Address _______________________
Identifying Number of Holder)


                                                      _______________________

                                              Signature _____________________

         The Warrants evidenced hereby may be exercised at the following addresses:

             By hand at  ____________________________________________________
                         ____________________________________________________
                         ____________________________________________________
                         ____________________________________________________

             By mail at  ___________________________________________________
                         ____________________________________________________
                         ____________________________________________________
                         ____________________________________________________


         [Instructions as to form and delivery of Warrant Securities and, if applicable, Warrant Certificates evidencing unexercised Warrants --complete as appropriate.]

      [DELETE THIS EXHIBIT IF ONLY REGISTERED WARRANTS ARE TO BE ISSUED]

                                                                    Exhibit C


    FORM OF CERTIFICATE FOR DELIVERY OF WARRANT SECURITIES IN BEARER FORM

                      CHRYSLER FINANCIAL COMPANY L.L.C.
                      [Title of Warrant Debt Securities]

To:      CHRYSLER FINANCIAL COMPANY L.L.C.
         c/o [Name]
              as Trustee

         This certificate is submitted in connection with the undersigned's request that you deliver to us principal __________ amount of [Title of Warrant Securities] (the "Warrant Securities") in bearer form upon exercise of warrants.

         The undersigned hereby certifies that as of the date hereof (the date of delivery to the undersigned of the Warrant Securities), the Warrant Securities which are to be delivered to the undersigned in bearer form are not being acquired, directly or indirectly, by or on behalf of a United States Person, or for offer to resell or for resale to a United States Person or, if any beneficial owner of the Warrant Securities is a United States Person, such United States Person is a financial institution or acquiring through a financial institution. If the undersigned is a clearing organization, the undersigned represents that this certificate is based on statements provided to it by its member organizations.

         As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions or any area subject to its jurisdiction: "United States Person" means a citizen, national or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income tax regardless of its source: "financial institution" means a branch located outside the United States of a qualified Financial institution as defined in Section 1.165-12(c)(1))(iv) of the Treasury Department Regulations that agrees in writing to comply with Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the temporary regulations thereunder; and a "clearing organization" means an entity which is in the business of holding obligations for member organizations and transferring obligations among such members by credit or debit to the account of a member without the necessity of physical delivery of the obligation.

         We understand that this certificate is required in connection with United States tax laws and regulations. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matters covered by this certificate.


                                          ----------------------------------
                                                      (Signature)

Dated:

                                          ----------------------------------
                                                  (Please print name)

Address:

      [DELETE THIS EXHIBIT IF ONLY REGISTERED WARRANTS ARE TO BE ISSUED]

                                                                    Exhibit D


               FORM OF WARRANT FOR DELIVERY OF BEARER WARRANTS

                      CHRYSLER FINANCIAL COMPANY L.L.C.
            Warrant Certificates Evidencing Warrants Representing
                            the Right to Purchase
                        [Title of Warrant Securities]

To:  [Warrant Agent]

         This certificate is submitted in connection with the undersigned's request that you deliver to as a warrant certificate (the "Warrant Certificate") in bearer form evidencing warrants representing the risk to purchase ____________ principal amount of [Title of Warrant Securities].

         The undersigned hereby certifies that as of the date hereof (the date of delivery to the undersigned of the Warrant Certificates), the Warrant Certificate which is to be delivered to the undersigned in bearer form is not being acquired, directly or indirectly, by or on behalf of a United States Person, or for offer to resell or for resale to a United States Person or, if any beneficial owner of the Warrant Certificate is a United States Person, such United States Person is a financial institution or acquiring through a financial institution. If the undersigned is a clearing organization, the undersigned represents that this certificate is based on statements provided to it by its member organizations.

         As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions or any area subject to its jurisdiction. "United States Person" means a citizen, national or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income tax regardless of its source; "financial institution" means a branch located outside the United States of a qualified financial institution as defined in Section 1.165-12(c)(1)(iv) of the Treasury Department Regulations that agrees in writing to comply with Section 1650)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the temporary regulations thereunder; and a "clearing organization" means an entity which is in the business of holding obligations for member organizations and transferring obligations among such members by credit or debit to the account of a member without the necessity of physical delivery of the obligation.

         We understand that this certificate is required in connection with United States tax laws and regulation. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in my administrative or legal proceedings with respect to the matters covered by this certificate.


                                      -----------------------------------
                                                   (Signature)

Dated:

                                      -----------------------------------
                                               (Please print name)

Address:

                                     D-1